LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

120 South LaSalle Street
Chicago, Illinois 60603
(312) 443-2000

                                               June 15, 1995

Kleer-Vu Plastics Corporation
921 West Artesia Boulevard
Compton, California 90220

Gentlemen:

     KLEER-VU PLASTICS CORPORATION, a Delaware corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Security Agreement dated March 5, 1990 (the "Security Agreement") . From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Paragraph 12(c) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (c) The failure of Borrower, PAS and Proline to maintain at all times an aggregate tangible net worth of not less than the Minimum Tangible Net Worth, as hereinafter defined. At all times from the date hereof through September 30, 1995, "Minimum Tangible Net Worth" shall equal $5,000,000.00. From October 1, 1995 through November 30, 1995, Minimum Tangible Net Worth shall equal $6,000,000.00. From December 1, 1995 through December 31, 1996,
              Minimum Tangible Net Worth shall equal $7,000,000.00. Thereafter, from January lst through December 31st of each year, Minimum Tangible Net Worth shall be equal to the Minimum Tangible Net Worth on the last day of the immediately preceding fiscal year plus $100,000.00; "TANGIBLE NET WORTH" being defined for purposes of this paragraph as Borrower's, PAS's and Proline's

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

     Kleer-Vu Plastics Corporation
     June 15, 1995
     Page 2


              shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Bank on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

          (b) Paragraph (6)(m) of the Agreement is deleted in its entirety and the following is substituted in its place:

                    (m) ONE-TIME AMENDMENT FEE: Borrower, PAS and Proline shall jointly pay to Bank a one-time Amendment fee in the amount of $15,000.00, which fee shall be fully earned by Bank and payable at the time of execution of this Amendment.

          (c) Paragraph (6)(b) of the Agreement is deleted in its entirety and the following is substituted in its place:

                    (b)   SUBORDINATION AGREEMENTS:

                         (i) Borrower has caused its indebtedness to Kleer-Vu Industries, Inc. to be subordinated to the indebtedness of Borrower to Bank on terms acceptable to Bank in its sole discretion and has caused each such subordinated debtholder to execute and deliver to Bank a Subordination Agreement.

                         (ii) Borrower has caused its indebtedness to Pacific Mezzanine Fund, L.P. to be subordinated to the indebtedness of Borrower to Bank on terms acceptable to Bank in its sole discretion and has caused each such subordinated debtholder to execute and deliver to Bank a Subordination Agreement.

          (b) Paragraph (2).(1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                    (2).(1) LETTERS OF CREDIT: Subject to the terms and conditions of this Agreement, including Exhibit A, and the Other Agreements, during the original term or any renewal term, Bank may, in its sole discretion from time to time issue, upon Borrower's request, Commercial

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

Kleer-Vu Plastics Corporation
June 15, 1995
Page 3

                                   and/or Standby Letters of Credit, provided that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Three Million and No/100 Dollars ($3,000,000.00) (less the then outstanding undrawn face amount of all Commercial and/or Standby Letters of Credit issued by Bank upon the request of PAS pursuant to Paragraph
                                   (1)(b) of the PAS Agreement). Bank's
                                   contingent liability under the Letters of Credit shall automatically reduce, dollar for dollar, the amount which Borrower may borrow based upon the Loan Limit. Payments made by Bank to any Person on account of any Letter of Credit shall constitute Loans hereunder. At no time shall the aggregate of direct Loans by Bank to Borrower plus the contingent liability of Bank under the outstanding Letters of Credit be in excess of the Loan Limit. Borrower shall remit to Bank a Letter of Credit fee equal to one-fourth of one percent (1/4 of 1%) per month on the aggregate undrawn face amount of all Letters of Credit outstanding, which fee shall be payable monthly in arrears on each day that interest is payable hereunder. Borrower shall also pay on demand Bank's normal and customary administrative charges for issuance of any Letter of Credit.

     2. This Amendment shall not become effective until fully executed by all parties hereto.

     3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                          LASALLE NATIONAL BANK, A NATIONAL
                                          BANKING ASSOCIATION

                                          By: /s/ illegible
                                             ---------------------------------


                                          Title:      Vice President
                                                 -----------------------------

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS
Kleer-Vu Plastics Corporation
June 15, 1995
Page 4

Accepted and agreed to this
14  day of July   , 1995.
---        -------

KLEER-VU PLASTICS CORPORATION

By: /s/ B. Leneck
   ---------------------------------
Title:       CFO
      ------------------------------

By: /s/ David W. Hardee
   ---------------------------------
Title: EXECUTIVE VICE PRESIDENT
      ------------------------------

Consented and agreed to by the following guarantors of the obligations of Kleer-Vu
Plastics Corporation to LaSalle National
Bank.

PAS INDUSTRY, INC.

By: /s/ B. Leneck
   ---------------------------------
Title:     CFO
      ------------------------------
Date:    7/14/95
     -------------------------------

By: /s/ David W. Hardee
   ---------------------------------
Title:   PRESIDENT
      ------------------------------
Date:   JULY  14, 1995
     -------------------------------

PROLINE  STORAGE CORPORATION

By: /s/ B. Leneck
   ---------------------------------
Title:   CFO
      ------------------------------
Date:    7/14/95
      ------------------------------

By: /s/ David W. Hardee
    --------------------------------
Title: PRESIDENT
      ------------------------------
Date:   JULY 14, 1995
      ------------------------------

KLEER-VU INDUSTRIES, INC.

By: /s/ B. Leneck
   ---------------------------------
Title:    CFO
      ------------------------------
Date:      7/14/95
      ------------------------------

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

120 South LaSalle Street
Chicago, Illinois 60603
(312) 443-2000

                                            June 15, 1995

PAS Industry, Inc.
2415 South Sierra Drive
Compton, California  90220

Gentlemen:

     PAS INDUSTRY, INC., a California corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated June 18, 1993 (the "Security Agreement") . From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Paragraph 11(o) of the Agreement is deleted in its entirety and the following in substituted in its place:

          (o) Borrower, Kleer-Vu and Proline shall maintain at all times an aggregate tangible net worth of not less than the Minimum Tangible Net Worth, as hereinafter defined. At all times from the date hereof through September 30, 1995, "Minimum Tangible
               Net Worth" shall equal $5,000,000.00. From October 1, 1995 through November 30, 1995, Minimum Tangible Net Worth shall equal $6,000,000.00. From December 1, 1995 through December 31, 1996,
               Minimum Tangible Net Worth shall equal $7,000,000.00. Thereafter, from January lst through December 31st of each year, Minimum Tangible Net Worth shall be equal to the Minimum Tangible Net Worth on the last day of the immediately preceding fiscal year plus $100,000.00; "TANGIBLE NET WORTH" being defined for purposes of this paragraph as Borrower's, Kleer-Vu's and Proline's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Bank on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Bank, all as

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
PAS Industry, Inc.                                                 LASALLE BANKS
June 15, 1995
Page 2


               determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

    (b) Paragraph (2) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

               (2) LETTERS OF CREDIT: Subject to the terms and conditions of this Agreement, including Exhibit A, and the Other Agreements, during the Original Term or any Renewal Term, Bank may, in its sole discretion from time to time issue, upon Borrower's request, Commercial or Standby Letters of Credit, provided that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Three Million and No/100 Dollars ($3,000,000.00) (less the then outstanding undrawn face amount of all Commercial and/or Standby Letters of Credit issued by Bank upon the request of Kleer-Vu pursuant to Paragraph (2).(1) of the Kleer-Vu Agreement). Bank's contingent liability under the Letters of Credit shall automatically reduce, dollar for dollar, the amount which Borrower may borrow based upon the Loan Limit. Payments made by Bank to any Person on account of any Letter of Credit shall constitute Loans hereunder. At no time shall the aggregate of direct Loans by Bank to Borrower plus the contingent liability of Bank under the outstanding Letters of Credit be in excess of the Loan Limit. Borrower shall remit to Bank a Letter of Credit fee equal to one-fourth of one percent (1/4 of 1%) per month on the aggregate undrawn face amount of all Letters of Credit outstanding, which fee shall be payable monthly in arrears on each day that interest is payable hereunder. Borrower shall also pay on demand Bank's normal and customary administrative charges for issuance of any Letter of Credit.

     (c) Paragraph (5)(b) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (b) ONE-TIME AMENDMENT FEE: Borrower, Kleer-Vu and Proline shall jointly pay to Bank a one-time Amendment fee in the amount of $15,000.00, which fee shall be fully earned by Bank and payable at the time of execution of this Amendment.

     (c) Paragraph (11) of the Agreement is amended to add the following provision:

          (d)   SUBORDINATION AGREEMENTS:

               (i)  Borrower has caused its indebtedness to Kleer-

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
PAS Industry, Inc.                                                 LASALLE BANKS
June 15, 1995
Page 3

                    Vu Industries, Inc. to be subordinated to the indebtedness of Borrower to Bank on terms acceptable to Bank in its sole discretion and has caused each such subordinated debtholder to execute and deliver to Bank a Subordination Agreement.

               (ii) Borrower has caused its indebtedness to Pacific Mezzanine
                    Fund, L.P. to be subordinated to the indebtedness of Borrower to Bank on terms acceptable to Bank in its sole discretion and has caused each such subordinated debtholder to execute and deliver to Bank a Subordination Agreement.

   2. This Amendment shall not become effective until fully executed by all parties hereto.

   3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                        LASALLE NATIONAL BANK, A NATIONAL
                                        BANKING ASSOCIATION

                                        By: /s/ illegible
                                            ------------------------------------
                                        Title:     Vice President
                                               ---------------------------------


Accepted and agreed to this
14  day of July   , 1995.
---        -------


PAS INDUSTRY, INC.

By: /s/ B. Leneck
   -----------------------------
Title:    CFO
      --------------------------


By: /s/ David W. Hardee
   -----------------------------
Title:    President
      --------------------------

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
PAS Industry, Inc.                                                 LASALLE BANKS
June 15, 1995
Page 4

Consented and agreed to by the
following guarantors of the
obligations of PAS INDUSTRY, INC. to
LaSalle National Bank.

KLEER-VU PLASTICS CORPORATION

By: /s/ B. Leneck
   -------------------------------

Title:   CFO
      ----------------------------

Date:    7/14/95
      ----------------------------


By: /s/ David W. Hardee
   -------------------------------

Title: EXECUTIVE VICE PRESIDENT
      ----------------------------

Date:    JULY 14, 1995
     -----------------------------


PROLINE STORAGE CORPORATION

By: /s/ B. Leneck
   -------------------------------

Title:    CFO
      ----------------------------

Date:     7/14/95
     -----------------------------


By: /s/ David W. Hardee
   -------------------------------

Title:  PRESIDENT
      ----------------------------

Date:  JULY 14, 1995
     -----------------------------

KLEER-VU INDUSTRIES, INC.

By: /s/ B. Leneck
   -------------------------------

Title:    CFO
      ----------------------------

Date:    7/14/95
     -----------------------------

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

120 South LaSalle Street
Chicago, Illinois 60603
(312) 443-2000

                                             June 15, 1995

Proline Storage Corporation
250 Kleer-Vu Drive
Brownsville, Tennessee  38012

Gentlemen:

     PROLINE STORAGE CORPORATION, a Tennessee corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated February 1, 1995 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement") . Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Paragraph (7) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

          (7) TANGIBLE NET WORTH: Borrower, Kleer-Vu and PAS shall at all times maintain a tangible net worth of not less than the Minimum Tangible Net Worth, as hereinafter defined. At all times from the date hereof through September 30, 1995, "Minimum Tangible Net Worth" shall equal $5,000,000.00. From October 1, 1995 through November 30, 1995, Minimum Tangible Net Worth shall equal $6,000,000.00. From December 1, 1995 through December 31, 1996,
               Minimum Tangible Net Worth shall equal $7,000,000.00. Thereafter, from January lst through December 31st of each year, Minimum Tangible Net Worth shall be equal to Minimum Tangible Net Worth on the last day of the immediately preceding fiscal year plus $100,000.00; "TANGIBLE NET WORTH" being defined for purposes of this paragraph as Borrower's, PAS' and Kleer-Vu's shareholders' equity (including retained earnings) less the book value of all intangible assets, as determined solely by Bank on a consistent basis, plus the amount of any LIFO reserve plus the amount

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
Proline Storage Corporation                                        LASALLE BANKS
June 15, 1995
Page 2


               of any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

       (b) Paragraph (4) of the Agreement is amended to add the following provision:

               (b) ONE-TIME AMENDMENT FEE: Borrower, PAS and Kleer-Vu shall jointly pay to Bank a one-time Amendment fee in the amount of $15,000.00, which fee shall be fully earned by Bank and payable at the time of execution of this Amendment.

       (c) Paragraph (10) of the Agreement is amended to add the following provision:

               (g)   SUBORDINATION AGREEMENTS:

                    (i) Borrower has caused its indebtedness to Kleer-Vu Industries, Inc. to be subordinated to the indebtedness of Borrower to Bank on terms acceptable to Bank in its sole discretion and has caused each such subordinated debtholder to execute and deliver to Bank a Subordination Agreement.

                    (ii) Borrower has caused its indebtedness to Pacific Mezzanine Fund, L.P. to be subordinated to the indebtedness of Borrower to Bank on terms acceptable to Bank in its sole discretion and has caused each such subordinated debtholder to execute and deliver to Bank a Subordination Agreement.

       2. This Amendment shall not become effective until fully executed by all parties hereto.

       3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                   LASALLE NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION

                                   By: /s/ illegible
                                      ----------------------------------------
                                   Title: Vice President
                                         -------------------------------------

LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
Proline Storage Corporation                                        LASALLE BANKS
June 15, 1995
Page 3


Accepted and agreed to this
14 day of July   , 1995.
--        -------

PROLINE STORAGE CORPORATION

By: /s/ B. Leneck
   ---------------------------------
Title:   CFO
      ------------------------------

By: /s/ David W. Hardee
   ---------------------------------
Title:   PRESIDENT
      ------------------------------

Consented and agreed to by
the following guarantors of the
obligations of PROLINE STORAGE
CORPORATION to LaSalle National
Bank.

KLEER-VU PLASTICS CORPORATION

By: /s/ B. Leneck
   ---------------------------------
Title:    CFO
      ------------------------------
Date      7/14/95
      ------------------------------

By: /s/ David W. Hardee
   ---------------------------------
Title: EXECUTIVE VICE PRESIDENT
      ------------------------------
Date      JULY 14, 1995
     -------------------------------


PAS INDUSTRY, INC.

By: /s/ B. Leneck
   ---------------------------------
Title:  CFO
      ------------------------------
Date   7/14/95
     -------------------------------

By: /s/ David W. Hardee
   ---------------------------------
Title: PRESIDENT
      ------------------------------
Date      JULY 14, 1995
     -------------------------------

KLEER-VU INDUSTRIES, INC.

By: /s/ B. Leneck
   ---------------------------------
Title:  CFO
      ------------------------------
Date   7/14/95
     -------------------------------